Corporate Overview

December 2007

Safe Harbor Statement

Certain matters discussed herein constitute forward-looking
statements that are based on management's current expectations, and involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks include, among others, risks related to the previously disclosed restatement of
Vitesse's financial statements, and Vitesse's failure to file its required reports under the Securities Exchange Act of 1934.
Furthermore, information provided which is not historical in nature is considered to be forward-looking pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Vitesse undertakes no duty to update any forward-looking
statements or to confirm forward-looking statements to actual results or changes in the Company's expectations.

The Company

Founded 1984

Initial Offering: December 1991

Symbol: VTSS (Currently trading on Pink Sheets)

Worldwide Presence

Headquarters: Camarillo, California

Five domestic and four international design
centers

California, Oregon, Massachusetts, Texas

Asia, Denmark, Germany, India

450 Employees

Management Team

Avnet, National Semiconductor,
TriQuint Semiconductor, Teradyne

2001

Tony Conoscenti

VP, Product Marketing

GAIN Electronics, Prudential Securities, AT&T

Intel, American Microsystem, Intersil, Siliconix,
Alliance Semiconductor, Sun Microsystems

1988

2001

Mike Logan

Phil Richards

VP, Sales (Eastern U.S. & Europe)

VP, Sales (Western U.S. & Asia)

Rockwell International Science Center,
St. Jude Medical

1996

Roy Carew

VP, Quality

Intel (DEC), General Instrument

1999

Paul Matranga

VP, Operations

2003

2006

2007

2007

2006

1986

Tenure

Magnetek, Special Devices

Sabra Bennett

VP, Human Resources

3Com, Audio Processing Technology,
Tritel Telecommunications, CSD Hathaway

Paul Browne

VP, Engineering

Ciena, Internet Photonics,
Lucent (Bell Labs)

Martin Nuss

VP, Strategy and Technology

Capella Photonics, Avanex Corporation,
Actelis Networks

Rich Yonker

Chief Financial Officer

Worldwide Restaurant Concepts, Atlantic
Richfield, Montgomery Ward

Michael Green

VP, General Counsel and
Corporate Secretary

Bell Labs

Chris Gardner

Chief Executive Officer

Experience

Officer

Position

Our Focus: Communication Infrastructure

Next Generation Metro and Core Carrier Networks

Enterprise Networks

Metro & Core

Carrier Networks

Data

Centers

High-end

Enterprise

Carrier Networks

SME

Enterprise

Networks

Wireless
Access

Carrier
Networks

Wireline Access

Carrier Networks

Home

Networks

Broad Product Portfolio

STORAGE DATA CENTER

& LARGE ENTERPRISE

Cu PHYs

Ethernet MACs

Ethernet Switches

10GbE PHYs

PMDs / PHYs

Signal Integrity

ROC Processor

GbE Switches (5-24 ports)

Router SoCs

GbE Cu PHYs

10GbE PHYs

Signal Integrity

ENTERPRISE LAN

TRANSPORT & SERVICE

ENTERPRISE

Framers / Mappers

Crosspoint Switches

TSI Switches

OTN FECs

PMDs / PHYs

10GbE PHYs

Signal Integrity

CORE & OPTICAL

TRANSPORT

METRO

NETWORKING

Framers / Mappers

Ethernet MACs

Ethernet Switches

PMDs / PHYs

GbE Cu PHYs

Signal Integrity

TSI Switches

Fabric Switches

Network Processors

METRO/CORE CARRIER NETWORKS

IP / ETHERNET EVERYWHERE

Our Customers

FY2006

FY2007

Revenue by Tier1 Customer

Tier1 Revenue Growth

75% of
Revenue

35%
Revenue
Growth

A History of Innovation

First Fibre Channel Transceiver.  >100M 1/2/4G FC ports shipped

First SONET Transceiver.  > $1 Billion of SONET ICs shipped

Market Leader in 1 and 10G Ethernet over SONET products

>50 Million Gigabit Ethernet ports shipped

Leading provider of 10Gbs SONET and 10GbE PHY devices

Driving the adoption of 1 and 10 Gigabit Ethernet into Carrier and Enterprise Networks

For 20 years, Vitesse has led the transition of new technologies in
Communications Networks

Value Proposition

20 year history as a leading supplier to telecom equipment
manufacturers worldwide

New entrant with number 3 market share in L2 Ethernet
silicon at GbE and 10GbE speeds

Technology leader in enabling high-bandwidth interfaces for
application in both Carrier and Enterprise solutions

Vitesse is uniquely Positioned to enable
Carrier Ethernet in Telecommunication Networks
and
‘Converged Enhanced Ethernet’ in Enterprise Systems

TXCC

PMCS

BRCM

Enterprise Networks

Metro/Core Carrier Networks

  Framers & TDM Switches

  Signal Integrity

  PHY/PMD

  Copper PHYs

  Ethernet MACs & Switches

  EoS & OTN Mappers

  Signal Integrity

  PHY/PMD

  Copper PHYs

  Ethernet MACs & Switches

MRVL

MSPD

CNXT

AMCC

Vitesse

New Entry, No Market Traction

Partial Solution, Limited Market Traction

Vitesse Strategic Investment Area

Complete Solution, Market Traction

Only Provider of Carrier and Enterprise Solutions

Traditional Telecom IC Providers

GbE IC Providers

Investing in Growth

The World Is Connecting

The New Network:

Five billion users by 2015.  Broadband Everywhere

Applications and Services deployed primarily over the Internet

Any application, any connectivity, on any device

Voice, data, video from any source to any destination

All delivered on one ubiquitous global service network

Results in:

100X increase in Traffic

A requirement for increased bandwidth,
simplification, and reliability

Broadband is driving Traffic Growth

The World is converging - onto Ethernet

FTTx , IP-DSL, mobile access, video services are driving bandwidth demands

To grow revenue , Carriers must shift Cap-X spending to new infrastructure that enables new revenue generating services in a single converged network

Network of 3 years Ago

Voice

T1/E1

Frame Relay

OC-12

OC-3

DS-3

ADM

Classic SONET

CPE

OC-48

to WAN

ATM-DSL

VoIP

10/100 Ethernet

IP-DSL

OC-3/12

EoS

GbE

GbE

Future Network

CPE

MSPP

Next Gen SONET

OC-192

to WAN

PON

Metro/Core Carrier Market Drivers

Carrier Ethernet is the only technology that promises to change the economics and address the mismatch of traffic growth and CapEx spend

Enterprise Equipment Market Drivers

Enterprise equipment market had double-digit growth in
2006 to $104B and is forecasted to grow 20% over
next 3 years.

Traffic growth is driving dramatic increases in server and
storage density

Needs:

Cost:                               More bandwidth (2x), lower price (10x)

Reliability:            Guaranteed data delivery

Simplicity:            Single converged networking platform

‘Converged Enhanced Ethernet’ is the right technology to provide the combination of cost, power, latency, and reliability

As a Result…Cap-X Spend Continues to Increase

And….Market Growth Shifts to Ethernet

SONET PHY/PMD IC Market

4% CAGR

Source: IDC. RHK,

57% CAGR

10 Gigabit Ethernet IC Market

SONET Mapper/Framer IC Market

Carrier Ethernet Equipment Market

8% CAGR

27% CAGR

Stable Base

Accelerating Growth

Vitesse is Positioned to Lead the Transition

Market leader in 10GbE PHYs

Best-in-class Signal Integrity for 1 to 10G

Lowest power, highest integration GbE PHYs & GbE Switches

Market leader in 10GbE PHYS

Best-in-class Signal Integrity for 1 to 10G

Market leader in 5- & 8-port GbE Switches

Industry’s first GbE SoC Router solutions for Media Gateways

Market leader in Ethernet over SONET Mappers

Best-in-Class MACs for Metro Aggregation

Market leader in 10G SONET and 10GbE PHYs

Market leader in Ethernet over SONET Mappers

Market leader in 10G SONET & 10GbE PHYs

Vitesse

Moves to GbE
and 10GbE

High-End
Enterprise

Moves to
10GbE

Moves to 1GbE

Moves from
SONET to
Ethernet

Moves to
10GbE OTN

Trends

SME SMB

Data-Center

Market

Metro

Core

Wireless

Access

Wireline

Access

Our Served Market is Expanding

Andy

EoS Mappers

Storage

Networks

Enterprise

Networks

Metro/Core

Carrier

Ethernet
MAC/Switch

Signal

Integrity

SONET

Framers/
Mappers

Switches

$320                 $130

$464                 $265

$142                 $132

$255                 $30

PRODUCT

FAMILY

$749

Optical

Copper

Total

$1016M         $1471M  IC TAM

Served Market  $2.5B

Investment Level

CAGR ~ 20%

SONET

Ethernet
PHY/PMD

Source:  Infonetics, IDC, RHK, Vitesse

Vitesse Networking Solutions

24 + 2 10GbE

Port Switch

Carrier Ethernet

Switch

Quad / Octal

Cu PHY

16/24

Port Switch

Cu PHY

5/8 Port

Switch

G-RocXTM

Vitesse Complete Solutions

Typical System Architecture

Financials
September 2007

Christopher R. Gardner
Chief Executive Officer

Rich Yonker

Chief Financial Officer

Financial Results

Vitesse is not currently filing financial statements with the
Securities and Exchange Commission and is in the process of
restating and auditing its financial statements for 2006 and 2007.
As such, the financial results in this presentation are unaudited and are therefore subject to change.

Vitesse plans to file audited financial statements for fiscal 2006 and 2007 in first calendar quarter of 2008.

2007 Re-Structure Complete

Financial Position

Cash flow positive from operations

Growing Cash Balance

Restructured Debt

Market Approach

Two large IC market segments

Differentiated technology advantages

Expanding Tier 1 customer relationships

Corporate Structure

Filled key management positions

Rebuilt accounting and finance team

Re-constituted Board of Directors

Investing for Growth

Integrated R&D organizations

Focused on high-growth markets

Investing in new product development

Sales History for All Product Segments

Traction at Tier1 Customers

Improved Profit Margins

Stable Consumption (Sales).  Decreasing Operating Expenses.

$ Millions

Stronger Balance Sheet

Higher Cash Position.  Lower Inventory Levels.

Fiscal Quarters

$ Millions

Sustainable Positive Cash Flow From Operations

Fiscal Quarters

$ Millions

Long-Term Targets

Income statement targets as % of revenues

Gross margins of 55% to 60%

R&D expenses of 25% to 28%

SG&A expenses of 11% to 14% (excluding depreciation)

EBITDA of 17% to 22%

Balance sheet targets

5 turns of inventory per year

Accounts payable and accounts receivable at normal industry levels

Key Takeaways

New management team guiding business improvements

Improved financial position and operational structure position the
Company for sustained performance

20 year history of technology innovation and recognized leadership in high speed optical and telecom products

Solid Tier 1 customer relationships with OEM leaders

Recent sale of storage assets completed. Renewed focus on
Networking and Enterprise better align Company resources with growth opportunities in Carrier and Enterprise Markets

Improved Corporate Governance; new Board members and Corporate
Governance policies

Thank You

Backup

Christopher R. Gardner
Chief Executive Officer

Rich Yonker

Chief Financial Officer